Exhibit 10.23

AMENDMENT TO THE

AMENDMENT TO THE PROMISSORY NOTE

THIS AMENDMENT (this “Amendment”) to the Amendment to the Promissory Note, dated as of December 5, 2023 (the “Original Amendment”), which amended the Promissory Note, dated as of June 3, 2022, by and between Apimeds Pharmaceuticals US, Inc. a Delaware corporation (the “Company”) and Inscobee, Inc., a South Korean corporation (the “Holder”), is made and entered into as of June 12, 2024. All capitalized terms not specifically defined in this Amendment shall have the meanings ascribed to them in the Original Amendment.

1.	Correcting a scriveners’ error.

(i)	By deleting the first full sentence of the introductory statements and substituting therefor the following:

“WHEREAS, the Company has previously executed and delivered a promissory note to the Holder in the principal amount of $100,000.00 (the “Note”; capitalized terms used herein shall have the meanings ascribed to such terms in the Note) on June 3, 2022;”

2.	Effect of Amendment. Except to the extent amended hereby, the terms and provisions of the Original Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

APIMEDS PHARMACEUTICALS US, INC.

By:	/s/ Erik Emerson
Erik Emerson
Its:	Chief Executive Officer

INSCOBEE, INC.

By:	/s/ Jakap Koo
Jakap Koo
Its:	President & CEO